PHL Variable Accumulation Account II
Phoenix Portfolio Advisor®

Supplement to Prospectus

This supplement should be read with the May 1, 2009 prospectus, along with the supplement to the prospectus dated October 20, 2009.

❖	Information Regarding the Liquidation of the JNF Loomis Sayles Bond Portfolio

The Board of Trustees of the Northern Lights Variable Trust (the “Trust”) has approved a Plan of Liquidation and Dissolution for the JNF Loomis Sayles Bond Portfolio (the “Fund”). The Fund is expected to be liquidated on or about February 15, 2010 (the “Liquidation Date”). The principal reason cited by the Fund for the liquidation is that the Portfolio has not attracted sufficient assets to obtain economies of scale necessary to be viable in today’s economic environment. The Fund was closed to new investment on November 14, 2008 and there are no contractowners invested in the Fund. Please be advised that PHL Variable Insurance Company is not affiliated with the Northern Lights Variable Trust, and has no control or influence over whether or not to liquidate the Fund. In light of the Trustees’ action, as of the Liquidation Date, Phoenix will no longer offer the Fund as an investment option.

❖	Effective on the Liquidation Date, all references to the JNF Loomis Sayles Bond Portfolio in the product prospectus and appendix are footnoted as follows:

JNF Loomis Sayles Bond Portfolio *

*Closed to new investment on November 14, 2008. Portfolio liquidation completed on or about February 15, 2010.

December 9, 2009	Keep this supplement for future reference.

TF1080